UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2005

MGN TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

British Columbia

(State or other jurisdiction of incorporation)

000-50919

(Commission File Number)

N/A

(IRS Employer Identification No.)

314-837 West Hastings Street, Vancouver, British Columbia, Canada V6C 3N6

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (604)-642-6410

Tryx Ventures Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8.01 Other Events.

The registrant has received the requisite approval to change the name of the company from “Tryx Ventures Corp.” to “MGN Technologies, Inc.” and to effect a forward split of the issued and outstanding common shares of the registrant on a 5.5-for-one basis. The approval for the name change and forward split became effective with the NASD Over-The-Counter Bulletin Board on December 6, 2005. The new trading symbol is MGNLF.

9.01 Financial Statements and Exhibits.

99.1	News Release dated December 8, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGN TECHNOLOGIES, INC.

By:	/s/ Alessandra Bordon

Alessandra Bordon

Title: President, Chief Executive Officer and Treasurer

Date: December 9, 2005

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